Dreyfus Premier
 International
 Growth Fund



 ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                            30   Board Members Information

                            32   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                      International Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier International Growth Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Butler.

The past year has not been kind to international equity investors. A host of concerns, both economic and political, contributed to the MSCI EAFE Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday's market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Paul Butler, Portfolio Manager

How did Dreyfus Premier International Growth Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced a total return of -19.54% for Class A shares, -20.17% for Class B shares, -20.54% for Class C shares, -18.26% for Class R shares and -20.33% for Class T shares.(1) This compares with a -12.99% total return produced by the fund's benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, for the same period.(2)

We attribute the market's negative returns to sluggish global economic growth, weak corporate earnings and concern over the possibility of United States military action in Iraq. Stock selections in the utilities and automobiles sectors hindered the fund's relative performance along with daily cash flow movements.

What is the fund's investment approach?

The fund seeks out companies throughout the world, outside the United States, that meet three broad investment criteria. First, the stock should fit a broad investment theme that we have identified, poised to benefit from long-term trends affecting change in the world's economy. Second, the firms in which we invest must show financial and commercial strength. Third, shares in the firms in which we invest must be reasonably priced to give us the opportunity to take advantage of any future price gains.

What other factors influenced the fund's performance?

International markets posted relatively strong returns during the first half of the reporting period. Looking beyond sluggish global growth, terrorism-related shocks to the global economy and weak corporate earnings, investors generally expected an economic recovery to take place in the wake of aggressive interest-rate cuts by central banks around the world.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

However, investors became less optimistic during the reporting period's second half, when global economic weakness persisted. Concern grew that heightened international tensions with regard to possible military action in Iraq might destabilize the entire Middle East and result in much higher oil prices. Corporate scandals in the United States, which many had considered the world's most strictly regulated market, further eroded investor confidence. Finally, hints that prevailing disinflation might be creeping toward deflation raised alarms that the world's economy might be entering new territory that would be difficult to predict, let alone manage. Against this backdrop, stocks around the world, including those held by the fund, declined sharply.

Among the major regional stock markets, Japan was a strong performer, relatively speaking. However, the fund held relatively few Japanese stocks, which hurt the fund' s relative performance. Although exposure was gradually reduced over the course of the reporting period, emphasis on Continental Europe, the reporting period's weakest regional market, also was a cause of negative fund performance

While we shifted investments among industry groups throughout the year, our emphasis on technology and financial services firms also contributed negatively to performance. Technology companies suffered from persistently low customer demand in the weak economy, while financial services companies were affected by weak market conditions and a dearth of investment banking activity.

What is the fund's current strategy?

Even though growth-oriented stocks, such as technology, have performed poorly, we do not believe that this is a good time to invest solely in defensive companies, such as consumer products or pharmaceuticals. In our view, many traditionally defensive stocks appear to be relatively expensive, giving them less room for price gains if the broader market rallies. Instead, we are seeking to take advantage of attractive values among both growth-oriented and value-oriented shares, which we believe should rally when the global economy gains momentum.

We have added certain pharmaceutical stocks that we believe are likely to benefit from changing consumption patterns as the developed world's population ages. In the technology area, we have increased investment in selected companies where general market weakness had reduced share prices to levels we considered attractive.

Geographically, we have continued to emphasize Asia, outside of Japan. We believe that this region will continue to experience positive economic growth and will be an area where stock prices remain attractive. Accordingly, we recently added selected Asian financial and technology stocks to the portfolio.

In the current environment, we are seeking businesses that have projected realistic growth rates for future sales. That' s because we believe that companies able to manage costs and show at least modest pricing power through high barriers to entry or limited industry capacity will benefit most. Consequently, our current strategy is to identify and stay fully invested in such companies.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

() INVESTING INTERNATIONALLY INVOLVES SPECIAL RISKS, INCLUDING CHANGES IN CURRENCY EXCHANGE RATES; POLITICAL, ECONOMIC AND SOCIAL INSTABILITY; A LACK OF COMPREHENSIVE COMPANY INFORMATION; DIFFERENT AUDITING AND LEGAL STANDARDS; AND LESS MARKET LIQUIDITY. THESE RISKS ARE GREATER WITH EMERGING MARKET COUNTRIES.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                                        The Fund

FUND PERFORMANCE


              Dreyfus           Morgan
               Premier         Stanley
            International      Capital
            Growth Fund     International
  PERIOD      (Class A      World ex U.S.
               shares)         Index *

 10/31/92      9,428           10,000
 10/31/93      10,905          13,657
 10/31/94      11,518          15,008
 10/31/95      12,062          14,990
 10/31/96      13,293          16,669
 10/31/97      15,287          17,535
 10/31/98      14,599          19,056
 10/31/99      17,627          23,532
 10/31/00      19,513          23,193
 10/31/01      11,838          17,313
 10/31/02      9,525           15,063

* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Premier International Growth Fund Class A shares and the Morgan Stanley Capital International World ex U.S. Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER INTERNATIONAL GROWTH FUND ON 10/31/92 TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/02

                                                    Inception                                                       From
                                                       Date            1 Year        5 Years         10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                      (24.14)%      (10.10)%         (0.49)%

WITHOUT SALES CHARGE                                                   (19.54)%       (9.03)%          0.10%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))               1/15/93           (23.37)%       (9.98)%           --          (0.39)%((+)(+))
WITHOUT REDEMPTION                                   1/15/93           (20.17)%       (9.78)%           --          (0.39)%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+)(+))          9/5/95           (21.34)%       (9.84)%           --          (4.01)%
WITHOUT REDEMPTION                                    9/5/95           (20.54)%       (9.84)%           --          (4.01)%

CLASS R SHARES                                        9/5/95           (18.26)%       (8.59)%           --          (2.80)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                   3/1/00           (23.96)%         --              --         (32.70)%
WITHOUT SALES CHARGE                                  3/1/00           (20.33)%         --              --         (31.52)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                                        The Fund


STATEMENT OF INVESTMENTS

October 31, 2002

COMMON STOCKS--100.9%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.3%

Westpac Banking                                                                                  49,400                  389,672

AUSTRIA--1.8%

Erste Bank der oesterreichischen Sparkassen                                                       8,692                  509,060

BRAZIL--1.6%

Petroleo Brasileiro, ADR                                                                         39,100                  471,546

FINLAND--2.8%

Fortum                                                                                           38,000                  225,674

Nokia                                                                                            34,700                  589,035

                                                                                                                         814,709

FRANCE--12.8%

Aventis                                                                                          13,900                  831,684

BNP Paribas                                                                                       8,800                  350,674

Lafarge                                                                                           3,150                  250,833

L'Oreal                                                                                           3,900                  290,289

Sanofi-Synthelabo                                                                                 6,600                  403,393

Societe Generale                                                                                  7,700                  389,838

Total Fina Elf                                                                                    5,660                  779,275

Vivendi Environnement                                                                            17,585                  416,691

Vivendi Environnement (Warrants)                                                                 12,945  (a)               1,538

                                                                                                                       3,714,215

GERMANY--6.1%

AMB Generali                                                                                      5,180                  315,321

Deutsche Bank                                                                                     7,400                  323,744

Deutsche Boerse                                                                                   6,800                  243,649

SAP                                                                                               5,930                  454,887

Volkswagen                                                                                       11,130                  420,278

                                                                                                                       1,757,879

GREECE--.5%

Greek Organization of Football Prognostics                                                       14,900                  137,157

HUNGARY--1.6%

OTP Bank                                                                                         51,700                  457,460

INDIA--.3%

ITC, GDR                                                                                          7,200                   92,664


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDONESIA--4.2%

PT Astra International                                                                          774,000  (a)             174,003

PT Bank Central Asia                                                                          3,150,500                  631,465

PT Hanjaya Mandala Sampoerna                                                                  1,235,000                  398,064

                                                                                                                       1,203,532

ITALY--4.5%

Eni                                                                                              14,100                  194,340

Parmalat Finanziaria                                                                            217,700                  606,575

Telecom Italia                                                                                   61,800                  489,479

                                                                                                                       1,290,394

JAPAN--12.3%

ACOM                                                                                              4,200                  129,837

CANON                                                                                            11,000                  405,546

East Japan Railway                                                                                   45                  204,812

Japan Real Estate Investment                                                                         56                  246,656

KYOCERA                                                                                           3,200                  188,450

Kuraray                                                                                          49,000                  248,997

LAWSON                                                                                            9,300                  230,604

MORI SEIKI                                                                                       18,200                   96,196

Mitsubishi                                                                                       46,000                  287,031

Nippon Yusen Kabushiki Kaisha                                                                   111,000                  328,654

OLYMPUS OPTICAL                                                                                  17,000                  257,773

Office Building Fund of Japan                                                                        62                  299,886

ROHM                                                                                              1,700                  213,956

SECOM                                                                                             4,500                  158,932

Shin-Etsu Chemical                                                                                8,800                  271,321

                                                                                                                       3,568,651

LUXEMBOURG--.5%

Arcelor                                                                                          14,200  (a)             153,342

NETHERLANDS--4.9%

Aegon                                                                                            14,000                  189,705

Koninklijke Numico                                                                               18,600                  296,405

Koninklijke (Royal) Philips Electronics                                                          20,600                  369,057

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

STMicroelectronics                                                                               18,375                  364,661

Vedior                                                                                           31,140                  189,558

                                                                                                                       1,409,386

RUSSIA--.7%

YUKOS, ADR                                                                                        1,390                  192,515

SINGAPORE--.5%

Oversea-Chinese Banking                                                                          26,000                  152,812

SOUTH KOREA--5.7%

KT, ADR                                                                                          14,225                  292,182

Kookmin Bank, ADR                                                                                11,726                  379,336

Korea Tobacco & Ginseng, GDR                                                                     79,000                  579,070

Samsung Electronics                                                                                 690                  194,485

Shinsegae                                                                                         1,610                  216,377

                                                                                                                       1,661,450

SPAIN--5.0%

Altadis                                                                                          32,200                  680,458

Aurea Concesiones de Infraestructuras del Estado                                                 19,700                  423,519

Telefonica                                                                                       34,800  (a)             329,983

                                                                                                                       1,433,960

SWITZERLAND--4.5%

Nestle                                                                                            3,605                  771,768

Roche Holding                                                                                     7,430                  525,186

                                                                                                                       1,296,954

THAILAND--3.0%

National Finance                                                                              1,137,900  (a)             444,276

Siam Cement                                                                                      17,100                  422,710

                                                                                                                         866,986

UNITED KINGDOM--26.3%

ARM Holdings                                                                                    131,000  (a)             115,804

Barclays                                                                                         92,800                  641,761

Brambles Industries                                                                              50,500                  165,926

British American Tobacco                                                                         55,400                  566,880

Dixons Group                                                                                     98,300                  292,989

Egg                                                                                              99,000                  218,790

GUS                                                                                              31,500                  284,620


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

GlaxoSmithKline                                                                                  58,100                1,109,020

HSBC Holdings                                                                                    64,800                  721,869

Imperial Chemical                                                                                58,200                  228,560

Prudential                                                                                       34,000                  243,108

Reckitt Benckiser                                                                                20,650                  374,784

Royal Bank of Scotland Group                                                                     14,300                  336,501

Shell Transport & Trading                                                                       175,600                1,128,510

Unilever                                                                                         48,300                  477,226

Vodafone Group                                                                                  427,075                  686,577

                                                                                                                       7,592,925

TOTAL COMMON STOCKS

   (cost $30,507,449)                                                                                                 29,167,269

PREFERRED STOCKS--1.6%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel

   (cost $434,129)                                                                                7,150                  455,056
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $30,941,578)                                                              102.5%              29,622,325

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (2.5%)               (726,249)

NET ASSETS                                                                                        100.0%              28,896,076

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  30,941,578  29,622,325

Cash                                                                  1,816,160

Cash denominated in foreign currencies                          401         420

Receivable for investment securities sold                               561,666

Net unrealized appreciation on forward

  currency exchange contracts--Note 4                                   202,331

Dividends receivable                                                    142,284

Receivable for shares of Common Stock subscribed                            250

Prepaid expenses                                                         26,959

                                                                     32,372,395
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            33,656

Payable for shares of Common Stock redeemed                           3,004,128

Payable for investment securities purchased                             375,699

Accrued expenses                                                         62,836

                                                                      3,476,319
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       28,896,076
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      59,268,702

Undistributed investment income--net                                    311,509

Accumulated net realized gain (loss) on investments                 (29,567,680)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                   (1,116,455)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       28,896,076

NET ASSET VALUE PER SHARE

                                                Class A            Class B            Class C           Class R          Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                               26,333,589          1,965,048            563,485             32,498          1,456

Shares Outstanding                            4,413,559            354,988            106,399              5,349        249.397
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                   5.97               5.54               5.30               6.08           5.84

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $98,871 foreign taxes withheld at source)       766,891

EXPENSES:

Investment advisory fee--Note 3(a)                                     324,324

Shareholder servicing costs--Note 3(c)                                 203,972

Custodian fees                                                         103,716

Registration fees                                                       55,403

Professional fees                                                       51,371

Prospectus and shareholders' reports                                    32,066

Distribution fees--Note 3(b)                                            28,728

Directors' fees and expenses--Note 3(d)                                 12,135

Miscellaneous                                                           13,224

TOTAL EXPENSES                                                         824,939

INVESTMENT (LOSS)--NET                                                 (58,048)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and

  foreign currency transactions                                     (3,071,496)

Net realized gain (loss) on financial futures                         (833,757)

Net realized gain (loss) on forward currency exchange contracts        287,804

NET REALIZED GAIN (LOSS)                                            (3,617,449)

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions                                    437,254

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (3,180,195)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (3,238,243)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                             -----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (58,048)            (290,603)

Net realized gain (loss) on investments        (3,617,449)         (25,200,486)

Net unrealized appreciation
   (depreciation) on investments                  437,254           (3,255,123)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (3,238,243)         (28,746,212)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --          (19,721,954)

Class B shares                                         --           (2,384,728)

Class C shares                                         --             (420,648)

Class R shares                                         --             (411,029)

Class T shares                                         --               (4,444)

TOTAL DIVIDENDS                                        --          (22,942,803)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                545,630,824          148,923,642

Class B shares                                 14,053,800           16,822,953

Class C shares                                 21,920,063           12,337,171

Class R shares                                  9,762,271               11,336

Dividends reinvested:

Class A shares                                         --           19,139,631

Class B shares                                         --            2,000,602

Class C shares                                         --              306,501

Class R shares                                         --              364,468

Class T shares                                         --                4,444

Cost of shares redeemed:

Class A shares                               (552,942,957)        (161,184,021)

Class B shares                                (15,226,328)         (20,320,855)

Class C shares                                (22,124,552)         (14,054,954)

Class R shares                                (10,494,606)            (240,009)

Class T shares                                     (5,404)              (3,120)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (9,426,889)           4,107,789

TOTAL INCREASE (DECREASE) IN NET ASSETS       (12,665,132)         (47,581,226)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            41,561,208           89,142,434

END OF PERIOD                                  28,896,076           41,561,208

Undistributed investment income--net              311,509                   --


                                                      Year Ended October 31,
                                              ----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    74,183,457           14,582,633

Shares issued for dividends reinvested                 --            1,610,196

Shares redeemed                               (74,698,283)         (15,597,438)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (514,826)             595,391
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     2,155,931            1,888,929

Shares issued for dividends reinvested                 --              178,355

Shares redeemed                                (2,307,803)          (2,167,801)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (151,872)            (100,517)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     3,268,777            1,103,602

Shares issued for dividends reinvested                 --               28,602

Shares redeemed                                (3,275,403)          (1,205,572)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (6,626)             (73,368)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,372,162                1,036

Shares issued for dividends reinvested                 --               30,636

Shares redeemed                                (1,465,266)             (20,481)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (93,104)              11,191
--------------------------------------------------------------------------------

CLASS T

Shares issued for dividends reinvested                 --                  377

Shares redeemed                                      (743)                (313)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (743)                  64

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 63,504 CLASS B SHARES REPRESENTING $447,524 WERE AUTOMATICALLY CONVERTED TO 59,296 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 75,620 CLASS B SHARES REPRESENTING $794,045 WERE AUTOMATICALLY CONVERTED TO 71,438 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS A SHARES                                                   2002            2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             7.42           17.21          16.07          13.33         16.45

Investment Operations:

Investment income (loss)--net                                    (.00)(a,b)     (.04)(a)        (.03)(a)       (.00)(a,b)     .26

Net realized and unrealized
   gain (loss) on investments                                   (1.45)         (4.91)           1.79           2.76          (.86)

Total from Investment Operations                                (1.45)         (4.95)           1.76           2.76          (.60)

Distributions:

Dividends from investment income--net                              --             --              --           (.02)           --

Dividends from net realized
   gain on investments                                             --          (4.84)           (.62)            --         (2.52)

Total Distributions                                                --          (4.84)           (.62)          (.02)        (2.52)

Net asset value, end of period                                   5.97           7.42           17.21          16.07         13.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                            (19.54)        (39.33)          10.70          20.74         (4.50)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.83           1.51            1.37           1.42          1.27

Ratio of interest expense
   to average net assets                                           --             --              --             --           .08

Ratio of net investment income
   (loss) to average net assets                                  (.05)          (.37)           (.15)          (.01)          .55

Portfolio Turnover Rate                                        146.03         223.72          221.46         221.94        193.76
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          26,334         36,546          74,590         58,908        41,637

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                       Year Ended October 31,
                                                           -------------------------------------------------------------------------
CLASS B SHARES                                                   2002           2001            2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             6.94          16.54           15.59          13.00         16.22

Investment Operations:

Investment (loss)--net                                           (.07)(a)       (.13)(a)        (.20)(a)       (.06)(a)      (.03)

Net realized and unrealized
   gain (loss) on investments                                   (1.33)         (4.63)           1.77           2.65          (.67)

Total from Investment Operations                                (1.40)         (4.76)           1.57           2.59          (.70)

Distributions:

Dividends from net realized
   gain on investments                                             --          (4.84)           (.62)            --         (2.52)

Net asset value, end of period                                   5.54           6.94           16.54          15.59         13.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (20.17)        (39.90)           9.72          19.83         (5.22)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.80           2.42            2.18           2.18          2.04

Ratio of interest expense
   to average net assets                                           --             --              --             --           .08

Ratio of net investment (loss)

   to average net assets                                        (1.11)         (1.30)          (1.13)          (.41)         (.20)

Portfolio Turnover Rate                                        146.03         223.72          221.46         221.94        193.76
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,965          3,520          10,047         24,853        51,873

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended October 31,
                                                          --------------------------------------------------------------------------

CLASS C SHARES                                                   2002           2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             6.67          16.02           15.16          12.66         15.87

Investment Operations:

Investment (loss)--net                                           (.05)(a)       (.11)(a)        (.17)(a)       (.14)(a)      (.03)

Net realized and unrealized
   gain (loss) on investments                                   (1.32)         (4.40)           1.65           2.64          (.66)

Total from Investment Operations                                (1.37)         (4.51)           1.48           2.50          (.69)

Distributions:

Dividends from net realized
   gain on investments                                             --          (4.84)           (.62)            --         (2.52)

Net asset value, end of period                                   5.30           6.67           16.02          15.16         12.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (20.54)        (39.56)           9.45          19.75         (5.34)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.71           2.33            2.14           2.22          2.04

Ratio of interest expense
   to average net assets                                           --             --              --             --           .08

Ratio of net investment (loss)

   to average net assets                                         (.93)         (1.17)           (.89)          (.97)         (.19)

Portfolio Turnover Rate                                        146.03         223.72          221.46         221.94        193.76
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             563            754           2,987            966           397

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                      Year Ended October 31,
                                                             -----------------------------------------------------------------------
CLASS R SHARES                                                   2002           2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             7.45          17.22           16.05          13.32         16.43

Investment Operations:

Investment income (loss)--net                                     .02(a)        (.01)(a)        (.02)(a)        .02(a)        .33

Net realized and unrealized
   gain (loss) on investments                                   (1.39)         (4.92)           1.81           2.77          (.92)

Total from Investment Operations                                (1.37)         (4.93)           1.79           2.79          (.59)

Distributions:

Dividends from investment income--net                              --             --              --           (.06)           --

Dividends from net realized
   gain on investments                                             --          (4.84)           (.62)            --         (2.52)

Total Distributions                                                --          (4.84)           (.62)          (.06)        (2.52)

Net asset value, end of period                                   6.08           7.45           17.22          16.05         13.32
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (18.26)        (39.10)          10.84          21.04         (4.44)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.47           1.19            1.20           1.24          1.08

Ratio of interest expense
   to average net assets                                           --             --              --             --           .08

Ratio of net investment income

   (loss) to average net assets                                   .29           (.09)           (.13)           .15           .70

Portfolio Turnover Rate                                        146.03         223.72          221.46         221.94        193.76
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              32            734           1,502             92            45

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               Year Ended October 31,
                                                                                ----------------------------------------------------
CLASS T SHARES                                                                         2002            2001             2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   7.33           17.13            22.65

Investment Operations:

Investment (loss)--net                                                                 (.09)(b)        (.08)(b)         (.06)(b)

Net realized and unrealized
   gain (loss) on investments                                                         (1.40)          (4.88)           (5.46)

Total from Investment Operations                                                      (1.49)          (4.96)           (5.52)

Distributions:

Dividends from net realized

   gain on investments                                                                   --           (4.84)              --

Net asset value, end of period                                                         5.84            7.33            17.13
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (20.33)         (39.62)          (24.37)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.72            1.93             1.16(d)

Ratio of net investment (loss)

   to average net assets                                                              (1.14)           (.81)            (.36)(d)

Portfolio Turnover Rate                                                              146.03          223.72           221.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     1              7                16

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Growth Fund (the "fund" ) is a separate non-diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is to maximize capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized
on    the    accrual    basis.    Under    the

terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $581,492, accumulated capital losses $28,706,663 and unrealized depreciation $2,247,455.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $25,202,966 of the carryover expires in fiscal 2009 and $3,503,697 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $0 and $15,302,526 and long-term capital gains $0 and $7,640,277.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $369,557, decreased net realized gain (loss) on investments by $387,595 and increased paid-in capital by $18,038. Net assets were not affected by this reclassification.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under either line of credit.

NOTE 3-Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

       AVERAGE NET ASSETS

       0 to $100 million . . . . . . . . . . . . . . . . .        .35 of 1%

       $100 million to $1 billion. . . . . . . . . . . . .        .30 of 1%

       $1 billion to $1.5 billion. . . . . . . . . . . . .        .26 of 1%

       $1.5 billion. . . . . . . . . . . . . . . . . . . .        .20 of 1%

During the period ended October 31, 2002, the Distributor retained $92,242 from commissions earned on sales of the fund's Class A shares and $4,589 and $5,400 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2002, Class B, Class C and Class T shares were charged $22,060, $6,657 and $11, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B, Class C and Class T shares were charged $97,804, $7,354, $2,219 and $11, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $53,821 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended October 31, 2002, amounted to $59,053,242 and $69,366,415, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2002, there were no financial futures contracts outstanding.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and
the    date    the    forward    contract    is    closed.

The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2002:


                                                     Foreign                                                            Unrealized
Forward Currency                                    Currency                                                          Appreciation
    Exchange Contracts                               Amounts               Cost ($)              Value ($)      (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pounds,
    expiring 11/15/2002                              371,358                526,428                580,629                 54,201

Euro Dollars,
    expiring 11/15/2002                              423,403                377,844                418,872                 41,028

Euro Dollars,
    expiring 12/13/2002                            2,433,865              2,310,569              2,404,658                 94,089

SALES:                                                                 PROCEEDS ($)

Australian Dollars,
    expiring 11/1/2002                               494,009                272,396                274,422                 (2,026)

Japanese Yen,
    expiring 12/13/2002                          280,927,000              2,310,569              2,295,530                 15,039

TOTAL                                                                                                                     202,331

At October 31, 2002, the cost of investments for federal income tax purposes was $31,870,247; accordingly, accumulated net unrealized depreciation on investments was $2,247,922, consisting of $1,953,309 gross unrealized appreciation and $4,201,231 gross unrealized depreciation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Growth Fund (one of the series comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Growth Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                             [ERNST & YOUNG SIGNATURE LOGO]


New York, New York
December 12, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2002:

  -- the total amount of taxes paid to foreign countries was $98,871.

  -- the total amount of income sourced from foreign countries was $394,283.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31, 2003.

                                                                        The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

GORDON J. DAVIS (61)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner of LeBoeuf, Lamb, Greene & MacRae

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 30

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

LYNN MARTIN (62)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* J.L. Kellogg Graduate School of Management, Northwestern University, Professor

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

* The Proctor & Gamble Co., a consumer company, Director

* TRW, Inc., an aerospace and automotive equipment company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15


DANIEL ROSE (73)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

* Harlem Educational Activities Fund, Inc., President

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

PHILIP L. TOIA (69)

BOARD MEMBER (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired prior to January 4, 1997, Vice Chairman, Administration and Operations of The Dreyfus Corporation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

SANDER VANOCUR (74)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Old Owl Communications

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ANNE WEXLER (72)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old, and has been an employee of Dreyfus since May 1995

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old, and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 53 years old, and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Treasury Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 44 years old, and has been an employee of Dreyfus since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


              For More Information

                        Dreyfus Premier
                        International Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166





To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 2002 Dreyfus Service Corporation                                  092AR1002



================================================================================




Dreyfus Premier
Greater China Fund



ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Premier
                                                              Greater China Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Greater China Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Raymond Chan.

The past year has not been kind to international equity investors. A host of concerns, both economic and political, contributed to the MSCI EAFE Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday's market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Raymond Chan, Portfolio Manager

How did Dreyfus Premier Greater China Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced a total return of -0.19% for Class A shares, -1.00% for Class B shares, -0.92% for Class C shares, 0.10% for Class R shares and -0.32% for Class T shares.(1) The fund's benchmark, the Hang Seng Index, produced a total return of -3.32% for the same period.(2)

We attribute the market's negative return to the impact of slower global growth on the region. In addition, many of the largest Chinese stocks fell in price, as investors believed they had previously advanced too rapidly. The fund's strong performance relative to its benchmark was due to successful country and industry group investment strategies. In addition, our investments in dividend-paying stocks improved results.

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing at least 80% of its assets in stocks of companies in the Greater China region -- Hong Kong, China and Taiwan. The fund's investment approach is based on fundamental research of individual companies as well as macroeconomic analysis of each market's overall economic prospects.

We look for rapidly growing companies whose stock prices appear reasonable. Characteristics of such companies include high-quality management with a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision. Generally, the companies in which we invest are leaders in their respective industries and with strong recognition.

We also gauge the respective strengths of markets. We attempt to identify the macroeconomic events, such as changes in monetary or exchange rate policy, that often mark market turning points. Accordingly, we then increase or decrease investments based upon anticipated market direction.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The reporting period was marked by economic uncertainty and stock market volatility. New concerns arose over potential U.S. intervention in Iraq and the economic consequences that such action might entail. Japan, a strong regional influence, continued to be mired in recession, deflation in property and stock prices and general uncertainty as to how it would mend its flawed banking system. These factors pushed regional stock markets lower.

Nonetheless, China was the region's growth engine. Export volume continued to grow by 20% to 25%, with entry into the World Trade Organization further solidifying China's place in the global economic system. Growth in China's domestic economy was fueled by greater consumption of durable consumer goods, such as appliances and cars, as well as non-durable goods, including foods and beverages. Domestic growth was also driven by demand for raw materials, equipment and power, all of which are needed to develop China's growing infrastructure. Our emphasis on investments in these areas, which performed well, and our avoidance of many of the larger Chinese telecommunications and technology firms, which generally performed poorly, helped boost the fund's
relative    performance.

Hong Kong, however, remains mired in difficult economic times. Government deficits and unemployment are rising, and property values continue to be weak. Our emphasis in Hong Kong was on stocks connected to China's exports, and such stocks generally performed better than the overall Hong Kong market. In Taiwan, the anticipation of direct links to China spurred some enthusiasm. Such links we thought would enhance efficiency for manufacturers with mainland facilities and could prove to be politically positive. Our investments in Taiwan, however, were relatively small, and they had a relatively small impact on fund performance.

What is the fund's current strategy?

We have continued to emphasize stocks that, in our view, will benefit from growth in China. We believe that China's growth will come from two sources: exports and internal development.

We have positioned the fund to take advantage of export growth in industries such as textiles, garments and manufactured goods. Export growth in the short term should be driven by inventory restocking as importing countries' economies recover, and over the long run, by China's exceptional price competitiveness. Our focus domestically has been on refining, petrochemicals and industrial materials.

Our investment approach in Hong Kong generally has been to avoid the weak domestic economy and emphasize investment in companies with strong connections to China' s external trade or internal development. We have found some domestic opportunities, however, in long-established companies with solid cash flows and dividend yields that compare favorably with bank deposit interest rates. In continuing to be alert for changes in the global economy and industry trends, we have shifted some assets back to stocks from Taiwan, positioning the fund to benefit from any pickup in global demand for technology products and their semiconductor components.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

() INVESTING INTERNATIONALLY INVOLVES SPECIAL RISKS, INCLUDING CHANGES IN CURRENCY EXCHANGE RATES; POLITICAL, ECONOMIC AND SOCIAL INSTABILITY; A LACK OF COMPREHENSIVE COMPANY INFORMATION; DIFFERENT AUDITING AND LEGAL STANDARDS; AND LESS MARKET LIQUIDITY. THESE RISKS ARE GREATER WITH EMERGING MARKET COUNTRIES, SUCH AS THOSE IN THE GREATER CHINA REGION.

() SINCE THE FUND'S INCEPTION, A SIGNIFICANT PORTION OF THE FUND'S PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. CURRENTLY, THE FUND IS RELATIVELY SMALL IN ASSET SIZE. IPOS TEND TO HAVE A REDUCED EFFECT ON PERFORMANCE AS A FUND'S ASSET BASE GROWS.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE HANG SENG INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO 4 SUBINDICES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES.

                                                                        The Fund

FUND PERFORMANCE



            Dreyfus      Dreyfus      Dreyfus      Dreyfus
            Premier      Premier      Premier      Premier
            Greater      Greater      Greater      Greater
             China        China        China        China
  PERIOD      Fund         Fund         Fund         Fund       Hang
            (Class A     (Class B     (Class C     (Class R     Seng
             shares)      shares)      shares)      shares)    Index *

 5/12/98     9,427        10,000       10,000       10,000     10,000
 10/31/98    9,638        10,184       10,184       10,232     10,005
 10/31/99    11,005       11,545       11,546       11,719     13,431
 10/31/00    13,982       14,540       14,560       14,930     15,386
 10/31/01    12,579       12,980       12,982       13,470     10,695
 10/31/02    12,555       12,660       12,864       13,483     10,339



* Source: Bloomberg L.P.


Comparison of change in value of $10,000 investment in Dreyfus Premier Greater China Fund Class A shares, Class B shares, Class C shares and Class R shares and the Hang Seng Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

SINCE THE FUND'S INCEPTION, A SIGNIFICANT PORTION OF THE FUND'S PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. CURRENTLY, THE FUND IS RELATIVELY SMALL IN ASSET SIZE. IPOS TEND TO HAVE A REDUCED EFFECT ON PERFORMANCE AS A FUND'S ASSET BASE GROWS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER GREATER CHINA FUND ON 5/12/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE HANG SENG INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/98 IS USED AS THE BEGINNING VALUE ON 5/12/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO FOUR
SUBINDICES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/02

                                                                        Inception                                       From
                                                                          Date                    1 Year                Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                        5/12/98                  (5.92)%               5.22%
WITHOUT SALES CHARGE                                                     5/12/98                  (0.19)%               6.62%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                  5/12/98                  (4.96)%               5.42%
WITHOUT REDEMPTION                                                       5/12/98                  (1.00)%               5.77%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                               5/12/98                  (1.91)%               5.79%
WITHOUT REDEMPTION                                                       5/12/98                  (0.92)%               5.79%

CLASS R SHARES                                                           5/12/98                   0.10%                6.91%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                       3/1/00                  (4.79)%             (20.78)%
WITHOUT SALES CHARGE                                                      3/1/00                  (0.32)%             (19.40)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund




October 31, 2002

STATEMENT OF INVESTMENTS

COMMON STOCKS--97.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHINA--21.9%

Beijing Datang Power Generation, Cl.H                                                           360,000                  114,239

Huaneng Power, Cl. H                                                                            410,000                  294,382

People's Food                                                                                   631,000                  356,598

PetroChina, Cl. H                                                                             1,500,000                  280,791

Sinopec Zhenhai Refining and Chemical, Cl. H                                                  1,000,000                  207,708

Travelsky Technology, Cl. H                                                                     456,000                  292,330

United Food                                                                                     900,000                  216,163

                                                                                                                       1,762,211

HONG KONG--68.7%

Asia Aluminum                                                                                 4,590,000                  370,759

COFCO                                                                                         1,430,000                  371,279

CSFB-CW03 China Petroleum (warrants)                                                             26,000                      810

Cheung Kong                                                                                      60,000                  398,108

Citic Pacific                                                                                   150,000                  317,332

Dah Sing Financial                                                                               30,000                  139,241

Giordano International                                                                          750,000                  286,080

Golding Soft                                                                                  5,220,000                  130,510

HSBC                                                                                             50,000                  544,914

Hang Seng Bank                                                                                   30,000                  324,063

Henderson Land Development                                                                       66,000                  200,554

Hutchison Whampoa                                                                                60,000                  369,259

I-CABLE Communications                                                                          363,000                  138,463

JCG                                                                                             292,000                  138,524

Media Partners                                                                                  477,000                   12,843

MediaNation                                                                                     360,000                    7,616

Shanghai Real Estates                                                                         1,920,000                  140,318

SmarTone Telecommunications                                                                     150,000                  160,589

Star Cruises                                                                                    800,000  (a)             246,173

Swire Pacific, Cl. A                                                                             70,000  (a)             294,382

Television Broadcasts                                                                            82,000                  282,291

Victory City International                                                                    2,612,309                  371,780

Wharf                                                                                           140,000                  280,919

                                                                                                                       5,526,807


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAIWAN--6.6%

Chinatrust Financial                                                                            200,000  (a)             159,654

Everlight Electronics                                                                               346  (a)                 329

Formosa Chemicals & Fibre                                                                           310                      280

Nien Hsing Textile                                                                                    1                        1

Quanta Computer                                                                                  13,500                   27,428

Taishin Financial                                                                               400,000                  180,980

Taiwan Semiconductor Manufacturing                                                              120,777  (a)             161,848

                                                                                                                         530,520
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $8,945,611)                                                                97.2%               7,819,538

CASH AND RECEIVABLES (NET)                                                                          2.8%                 223,109

NET ASSETS                                                                                        100.0%               8,042,647

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  8,945,611    7,819,538

Cash                                                                     15,307

Cash denominated in foreign currencies                      85,428       81,443

Receivable for investment securities sold                               267,949

Receivable for shares of Common Stock subscribed                         12,976

Dividends receivable                                                      1,346

Prepaid expenses                                                         31,076

                                                                      8,229,635
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             4,597

Payable for investment securities purchased                              83,560

Payable for shares of Common Stock redeemed                              57,799

Accrued expenses                                                         41,032

                                                                        186,988
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        8,042,647
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      10,392,531

Accumulated undistributed investment income--net                         30,033

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                  (1,249,783)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   (1,130,134)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        8,042,647

NET ASSET VALUE PER SHARE


                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        5,164,527            1,564,565              983,588              310,075               19,892

Shares Outstanding                      421,124              131,620               82,683               25,087                1,648
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          12.26                11.89                11.90                12.36                12.07

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $1,580 foreign taxes withheld at source)        224,467

EXPENSES:

Investment advisory fee--Note 3(a)                                      97,256

Custodian fees                                                          55,497

Registration fees                                                       43,493

Shareholder servicing costs--Note 3(c)                                  33,120

Professional fees                                                       24,025

Distribution fees--Note 3(b)                                            17,602

Prospectus and shareholders' reports                                    16,588

Directors' fees and expenses--Note 3(d)                                  1,867

Miscellaneous                                                           23,897

TOTAL EXPENSES                                                         313,345

Less--expense reimbursement from The Dreyfus
  Corporation due to undertaking--Note 3(a)                           (121,761)

NET EXPENSES                                                           191,584

INVESTMENT INCOME--NET                                                  32,883
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           374,749

Net realized gain (loss) on forward currency exchange contracts         (1,533)

NET REALIZED GAIN (LOSS)                                               373,216

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 (1,028,229)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (655,013)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (622,130)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             32,883                1,148

Net realized gain (loss) on investments           373,216           (1,468,104)

Net unrealized appreciation (depreciation)
   on investments                              (1,028,229)             872,457

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (622,130)            (594,499)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (10,639)                  --

Class R shares                                     (2,189)                  --

Class T shares                                         (9)                  --

Net realized gain on investments:

Class A shares                                         --             (960,852)

Class B shares                                         --             (250,749)

Class C shares                                         --             (134,870)

Class R shares                                         --              (84,908)

Class T shares                                         --                 (295)

TOTAL DIVIDENDS                                   (12,837)          (1,431,674)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 18,770,788            2,224,176

Class B shares                                  2,958,357              871,688

Class C shares                                  2,091,104              174,545

Class R shares                                    672,154              194,730

Class T shares                                     20,859                1,676


                                                     Year Ended October 31,
                                              ---------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                     10,432              935,897

Class B shares                                         --              231,180

Class C shares                                         --              113,802

Class R shares                                      2,094               79,447

Class T shares                                          9                  295

Cost of shares redeemed:

Class A shares                                (16,363,203)          (2,371,733)

Class B shares                                 (2,228,785)            (760,542)

Class C shares                                 (1,512,150)             (63,970)

Class R shares                                   (648,987)            (194,761)

Class T shares                                        (25)                (707)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              3,772,647            1,435,723

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,137,680             (590,450)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             4,904,967            5,495,417

END OF PERIOD                                   8,042,647            4,904,967

Undistributed investment income--net               30,033                1,148

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,310,321              149,292

Shares issued for dividends reinvested                750               65,908

Shares redeemed                                (1,145,774)            (163,338)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     165,297               51,862
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       219,837               64,909

Shares issued for dividends reinvested                 --               16,572

Shares redeemed                                  (167,062)             (56,142)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      52,775               25,339
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       153,519               11,981

Shares issued for dividends reinvested                 --                8,158

Shares redeemed                                  (113,738)              (4,614)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      39,781               15,525
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        50,390               13,929

Shares issued for dividends reinvested                150                5,563

Shares redeemed                                   (48,847)             (14,080)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,693                5,412
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         1,491                  120

Shares issued for dividends reinvested                  1                   21

Shares redeemed                                        (2)                 (46)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,490                   95

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 159 CLASS B SHARES REPRESENTING $1,917 WERE AUTOMATICALLY CONVERTED TO 154 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, THERE WERE NO SHARES CONVERTED FROM CLASS B TO CLASS A.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended October 31,
                                                             ----------------------------------------------------------------------
CLASS A SHARES                                                   2002           2001            2000           1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.32          18.20           14.45          12.78         12.50

Investment Operations:

Investment income (loss)--net                                     .09(b)         .03(b)         (.34)(b)        .04(b)        .13

Net realized and unrealized
   gain (loss) on investments                                    (.11)         (1.24)           4.26           1.75           .15

Total from Investment Operations                                 (.02)         (1.21)           3.92           1.79           .28

Distributions:

Dividends from investment income--net                            (.04)            --            (.11)          (.12)           --

Dividends from net realized
   gain on investments                                             --          (4.67)           (.06)            --            --

Total Distributions                                              (.04)         (4.67)           (.17)          (.12)           --

Net asset value, end of period                                  12.26          12.32           18.20          14.45         12.78
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              (.19)        (10.04)          27.06          14.18          2.24(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.25           2.25            2.25           2.25          1.08(d)

Ratio of net investment income (loss)
   to average net assets                                          .61            .19           (1.46)           .34          1.04(d)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                                       1.55           2.38            2.34           8.03          2.75(d)

Portfolio Turnover Rate                                        327.93         553.68          488.33         206.09         10.65(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           5,165          3,151           3,712          1,721         1,442

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended October 31,
                                                           ------------------------------------------------------------------------
CLASS B SHARES                                                   2002           2001            2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.00          17.97           14.34          12.73         12.50

Investment Operations:

Investment income (loss)--net                                    (.01)(b)       (.07)(b)        (.49)(b)       (.05)(b)       .08

Net realized and unrealized
   gain (loss) on investments                                    (.10)         (1.23)           4.23           1.74           .15

Total from Investment Operations                                 (.11)         (1.30)           3.74           1.69           .23

Distributions:

Dividends from investment income--net                              --             --            (.05)          (.08)           --

Dividends from net realized
   gain on investments                                             --          (4.67)           (.06)            --            --

Total Distributions                                                --          (4.67)           (.11)          (.08)           --

Net asset value, end of period                                  11.89          12.00           17.97          14.34         12.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             (1.00)        (10.73)          25.95          13.36          1.84(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          3.00           3.00            3.00           3.00          1.44(d)

Ratio of net investment income (loss)
   to average net assets                                         (.08)          (.49)          (2.17)          (.41)          .69(d)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                                       1.58           2.40            2.33           8.03          2.75(d)

Portfolio Turnover Rate                                        327.93         553.68          488.33         206.09         10.65(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,565           947              961            268           227

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                      Year Ended October 31,
                                                            ----------------------------------------------------------------------
CLASS C SHARES                                                   2002           2001            2000           1999         1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.01          17.98           14.32          12.73         12.50

Investment Operations:

Investment income (loss)--net                                    (.00)(b,c)     (.06)(c)        (.54)(c)       (.05)(c)       .08

Net realized and unrealized
   gain (loss) on investments                                    (.11)         (1.24)           4.29           1.74           .15

Total from Investment Operations                                 (.11)         (1.30)           3.75           1.69           .23

Distributions:

Dividends from investment income--net                              --             --            (.03)          (.10)           --

Dividends from net realized
   gain on investments                                             --          (4.67)           (.06)            --            --

Total Distributions                                                --          (4.67)           (.09)          (.10)           --

Net asset value, end of period                                  11.90          12.01           17.98          14.32         12.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                              (.92)        (10.83)          26.10          13.38          1.84(e)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          3.00           3.00            3.00           3.00          1.43(e)

Ratio of net investment income (loss)
   to average net assets                                         (.00)(f)       (.46)          (2.28)          (.38)          .68(e)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                                       1.55           2.41            2.33           8.03          2.75(e)

Portfolio Turnover Rate                                        327.93         553.68          488.33         206.09         10.65(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             984           515              492            356           204

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

(F) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                         The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                             ----------------------------------------------------------------------
CLASS R SHARES                                                   2002           2001            2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.41          18.27           14.49          12.79         12.50

Investment Operations:

Investment income (loss)--net                                     .11(b)         .06(b)         (.28)(b)        .08(b)        .14

Net realized and unrealized
   gain (loss) on investments                                    (.08)         (1.25)           4.26           1.75           .15

Total from Investment Operations                                  .03          (1.19)           3.98           1.83           .29

Distributions:

Dividends from investment income--net                            (.08)            --            (.14)          (.13)           --

Dividends from net realized
   gain on investments                                             --          (4.67)           (.06)            --            --

Total Distributions                                              (.08)         (4.67)           (.20)          (.13)           --

Net asset value, end of period                                  12.36          12.41           18.27          14.49         12.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .10          (9.78)          27.40          14.54          2.32(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00           2.00            2.00           2.00           .96(c)

Ratio of net investment income (loss)
   to average net assets                                          .78            .46           (1.24)           .59          1.16(c)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                                       1.63           2.42            2.37           8.03          2.75(c)

Portfolio Turnover Rate                                        327.93         553.68          488.33         206.09         10.65(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             310            290             329            234           205

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                               Year Ended October 31,
                                                                                    -----------------------------------------------
CLASS T SHARES                                                                         2002            2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  12.15           17.99            28.76

Investment Operations:

Investment income (loss)--net                                                           .10(b)          .01(b)          (.24)(b)

Net realized and unrealized
   gain (loss) on investments                                                          (.13)          (1.18)          (10.53)

Total from Investment Operations                                                       (.03)          (1.17)          (10.77)

Distributions:

Dividends from investment income--net                                                  (.05)             --               --

Dividends from net realized gain on investments                                          --           (4.67)              --

Total Distributions                                                                    (.05)          (4.67)              --

Net asset value, end of period                                                        12.07           12.15            17.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                    (.32)          (9.78)          (37.48)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.50            2.50             1.67(d)

Ratio of net investment income
   (loss) to average net assets                                                         .69             .06            (1.04)(d)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                       3.30            5.78             1.46(d)

Portfolio Turnover Rate                                                              327.93          553.68           488.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    20               2                1

(A) FROM MAY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Greater China Fund (the "fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Hamon U.S. Investment Advisors Limited ("Hamon") serves as the fund's sub-investment adviser. Hamon is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

Class   A   ................ 114,434          Class  C  .................16,081

Class   B   ................  16,071          Class  R  .................16,480

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $30,033, accumulated capital losses $1,228,205 and unrealized depreciation $1,151,712.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $1,228,205 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $12,837 and $1,268,649 and long term capital gains $0 and $163,025.

During the year ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed invest ment income-net by $8,839, decreased net realized gain (loss) on investments by $96,284 and increased paid in capital by $87,445. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2002, the fund did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2001 through October 31, 2003, that if the aggregate expenses of the fund exclusive of taxes, brokerage fees, interest on borrowings, 12b-1 distribution fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $121,761 during the period ended October 31, 2002.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee payable monthly at the annual rate of .625 of 1% of the value of the fund's average daily net assets.

During the period ended October 31, 2002, the Distributor retained $5,647 and $90 from commissions earned on sales of the fund's Class A and T shares, respectively, and $3,869 and $2,005 from contingent
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2002, Class B, Class C and Class T shares were charged $10,763, $6,804 and $35, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B, Class C and Class T shares were charged $12,480, $3,588, $2,268 and $35, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $6,814 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2002, amounted to $26,317,348 and $22,552,615, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2002, there were no forward currency exchange contracts outstanding.

At October 31, 2002, the cost of investments for federal income tax purposes was $8,967,190; accordingly, accumulated net unrealized depreciation on investments was $1,147,652, consisting of $135,457 gross unrealized appreciation and $1,283,109 gross unrealized depreciation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  Dreyfus Premier Greater China Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Greater China Fund (one of the series comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Greater China Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                           [ERNST & YOUNG SIGNATURE LOGO]

New York, New York
December 12, 2002


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2002:

  -- the total amount of taxes paid to foreign countries was $1,580

  -- the total amount of income sourced from foreign countries was $31,722

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

GORDON J. DAVIS (61)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner of LeBoeuf, Lamb, Greene & MacRae

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 30

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54


LYNN MARTIN (62)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* J.L. Kellogg Graduate School of Management, Northwestern University, Professor

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

* The Proctor & Gamble Co., a consumer company, Director

* TRW, Inc., an aerospace and automotive equipment company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

DANIEL ROSE (73)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

* Harlem Educational Activities Fund, Inc., President

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

PHILIP L. TOIA (69)

BOARD MEMBER (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired prior to January 4, 1997,Vice Chairman, Administration and Operations of The Dreyfus Corporation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                                                        The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

SANDER VANOCUR (74)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Old Owl Communications

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ANNE WEXLER (72)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old, and has been an employee of Dreyfus since May 1995

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old, and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 53 years old, and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director-Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 44 years old, and has been an employee of Dreyfus since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 32 years old, and has been an employee of Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                        The Fund

NOTES

                 For More Information

                        Dreyfus Premier
                        Greater China Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Hamon U.S. Investment Advisors Ltd.
                        2701-2 One International Finance Centre
                        1 Harbour View Street, Central
                        Hong Kong

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 2002 Dreyfus Service Corporation                                  130AR1002



================================================================================



Dreyfus Premier
European Equity Fund




ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                           Dreyfus Premier European Equity Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier European Equity Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Aaron Barnfather.

The past year has not been kind to international equity investors. A host of concerns, both economic and political, contributed to the MSCI EAFE Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Aaron Barnfather, Portfolio Manager

How did Dreyfus Premier European Equity Fund perform relative to its benchmark?

For the 12-month period ended October 31 2002, the fund produced total returns of -16.47% for Class A shares, -17.17% for Class B shares, -17.08% for Class C shares, -16.24% for Class R shares and -16.64% for Class T shares.(1) For the same period, the Financial Times Eurotop 300 Index ("FTSE 300 Index"), the fund's benchmark, produced a total return of -13.71%.(2)

The market and fund declined during the reporting period, primarily because of widespread economic weakness in most international markets, including those in Europe and the United States. The fund's returns trailed the FTSE 300 Index's total return, which we attribute to the fund's relatively defensive positioning during the last two months of 2001, when stocks generally rallied.

What is the fund's investment approach?

The fund seeks long-term capital growth. To achieve this goal, the fund normally invests at least 80% of its assets in the stocks of European companies.

The fund's investments are selected primarily from the universe of the 300 largest European companies. The fund may invest up to 10% of its total assets in the stocks of non-European companies. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. In choosing stocks, the fund establishes a global framework within which to select investments. This involves identifying and forecasting: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements. Within markets and sectors determined to be rel
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

atively attractive, the fund seeks what it believes to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The fund generally will sell securities when themes or strategies change or when the fund determines that the company's prospects have changed or its stock is fully valued by the market.

What other factors influenced the fund's performance?

The fund was primarily influenced by persistent economic weakness throughout the world, which put pressure on corporate earnings. Adverse economic forces were intensified by corporate scandals affecting several U.S.-based, multinational corporations and heightened international tensions related to possible military action in Iraq. In this difficult environment, many central banks reduced short-term interest rates in an attempt to stimulate economic growth. While the European Central Bank also cut rates, it did so less aggressively than others because of apparent inflationary pressures. Perhaps as a result, Europe's economy performed less robustly than the U.S. economy during the reporting period.

When the reporting period began, we had positioned the fund defensively in the aftermath of the terrorist attacks of September 11, 2001. The fund's relative lack of exposure to economically sensitive industry groups, such as technology, hurt performance when the market rallied during November and December 2001. We closed much, but not all, of the resulting performance gap over the remainder of the reporting period.

During the reporting period's second half, we intensified our focus on blue chip companies selling at reasonable valuations, including German consumer goods company Henkel and Koninklijke (Royal) KPN in the Netherlands. This move toward high-quality stocks included a sector allocation strategy in which the amounts invested in various industry groups more closely approximated their representation in the FTSE 300 Index, which helped reduce certain risks. In addition, our security selection process placed greater emphasis on cash flow, which we regard as a key characteristic of successful businesses, such as Spain's telephone company Telefonica.

Within the current economic environment of low growth and low inflation, we also looked at companies that had good balance sheet strength.

These companies attract investor interest with their higher than average dividend yields and share buyback programs, both of which have historically tended to add value during periods of market weakness. Indeed, the fund received relatively strong performance from companies with low debt levels, such as Shell Transport & Trading and Danske Bank.

We looked to invest in industrial companies that consolidated, changed their management teams and sharpened their focus on shareholder value. For example, French industrial gas producer L'air Liquide benefited from better cost controls and improving demand for its products. The fund also focused on companies, such as U.K.-based food service leader Compass Group, that can sustain their growth in a generally low-growth, low-return environment.

What is the fund's current strategy?

We have continued to focus on high-quality, blue chip companies that are selling at what we believe to be reasonable prices. In many cases, these are companies
that   were   "left   behind"  during  the  bull  market  of  the  late  1990s.

In addition, we have remained fairly sector neutral, in line with the FTSE 300 Index, which puts greater emphasis on our investment themes and bottom-up security selection process. Of course, we are prepared to change the fund's composition as market conditions evolve.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES.

                                                                        The Fund

FUND PERFORMANCE


             Dreyfus    Dreyfus     Dreyfus     Dreyfus
             Premier    Premier     Premier     Premier
            European    European   European    European    Financial
             Equity      Equity     Equity      Equity       Times
  PERIOD      Fund        Fund       Fund        Fund       Eurotop
            (Class A    (Class B    (Class C    (Class R       300
             shares)     shares)    shares)     shares)      Index *

 12/10/98     9,427      10,000     10,000      10,000       10,000
 10/31/99    10,596      11,168     11,168      11,264       10,831
 10/31/00    13,569      14,196     14,196      14,468       11,025
 10/31/01    10,387      10,781     10,781      11,097       8,549
 10/31/02     8,676      8,719       8,940       9,294       7,373




* Source: Bloomberg L.P.



Comparison of change in value of $10,000 investment in Dreyfus Premier European Equity Fund Class A shares, Class B shares, Class C shares and Class R shares and the Financial Times Eurotop 300 Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER EUROPEAN EQUITY FUND ON 12/10/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE FINANCIAL TIMES EUROTOP 300 INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/98 IS USED AS THE BEGINNING VALUE ON 12/10/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX MEASURES THE PERFORMANCE OF EUROPE'S LARGEST 300 COMPANIES BY MARKET CAPITALIZATION AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/02


                                                                  Inception                                           From
                                                                    Date                      1 Year                Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                 12/10/98                    (21.25)%               (3.58)%
WITHOUT SALES CHARGE                                              12/10/98                    (16.47)%               (2.11)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                           12/10/98                    (20.48)%               (3.46)%
WITHOUT REDEMPTION                                                12/10/98                    (17.17)%               (2.87)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                        12/10/98                    (17.90)%               (2.84)%
WITHOUT REDEMPTION                                                12/10/98                    (17.08)%               (2.84)%

CLASS R SHARES                                                    12/10/98                    (16.24)%               (1.86)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%       )                         9/30/99                    (20.38)%               (7.06)%

WITHOUT SALES CHARGE                                               9/30/99                    (16.64)%               (5.67)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund




STATEMENT OF INVESTMENTS

October 31, 2002

COMMON STOCKS--100.3%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--1.0%

Erste Bank der oesterreichischen Sparkassen                                                         540  (a)              31,626

BELGIUM--1.2%

Omega Pharma                                                                                        940                   39,543

DENMARK--3.4%

Danske Bank                                                                                       1,650                   26,245

ISS                                                                                               1,090  (a)              35,110

Novo Nordisk, Cl. B                                                                               1,890                   52,075

                                                                                                                         113,430

FINLAND--7.8%

Fortum                                                                                            9,010                   53,509

Metso                                                                                             3,050                   28,347

Nokia                                                                                             7,910                  134,273

Stora Enso, Cl. R                                                                                 4,280                   44,058

                                                                                                                         260,187

FRANCE--13.8%

Aventis                                                                                           1,270                   75,988

Imerys                                                                                              252                   28,809

L'Air Liquide                                                                                       452                   57,892

Lafarge                                                                                             355                   28,269

Schneider Electric                                                                                1,010                   46,786

Societe Generale                                                                                  1,280                   64,804

Total Fina Elf                                                                                      610                   83,986

Vivendi Environnement                                                                             1,603                   37,984

Vivendi Universal                                                                                 2,940                   36,084

                                                                                                                         460,602

GERMANY--3.5%

Deutsche Boerse                                                                                     904                   32,391

Henkel                                                                                              190                   10,531

SAP                                                                                                 473                   36,284

Volkswagen                                                                                          970                   36,628

                                                                                                                         115,834

HUNGARY--.5%

OTP Bank                                                                                          2,000                   17,697

IRELAND--1.9%

DePfa Bank                                                                                          536                   24,723

Irish Life & Permanent                                                                            2,920                   33,584


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IRELAND (CONTINUED)

Riverdeep Group                                                                                   5,370  (a)               5,475

                                                                                                                          63,782

ITALY--6.9%

Amplifon                                                                                          1,050                   18,844

Assicurazioni Generali                                                                            3,600                   64,118

Eni                                                                                               4,320                   59,542

Parmalat Finanziaria                                                                              6,000                   16,718

Telecom Italia                                                                                    8,980                   71,125

                                                                                                                         230,347

NETHERLANDS--7.2%

Aegon                                                                                             4,570                   61,925

Koninklijke (Royal) KPN                                                                           7,560  (a)              47,890

Unilever                                                                                          1,350                   86,521

VNU                                                                                               1,580                   42,397

                                                                                                                         238,733

NORWAY--.8%

Gjensidige NOR                                                                                      897                   27,835

SPAIN--3.7%

Aurea Concesiones de Infraestructuras del Estado                                                  1,240                   26,658

Gamesa Corporacion Tecnologica                                                                    1,270  (a)              20,792

Telefonica                                                                                        8,110  (a)              76,901

                                                                                                                         124,351

SWEDEN--.5%

Swedish Match                                                                                     2,200                   15,846

SWITZERLAND--10.1%

Converium Holding                                                                                   538                   21,689

Kuoni Reisen Holding                                                                                 72  (a)               9,789

Lonza                                                                                               480                   29,140

Nestle                                                                                              346                   74,073

Novartis                                                                                          2,440                   92,919

UBS                                                                                               2,070  (a)              98,501

Zurich Financial Services                                                                           120                   11,282

                                                                                                                         337,393

UNITED KINGDOM--38.0%

BAE SYSTEMS                                                                                      10,350                   30,161

BP                                                                                               18,230                  116,943

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Barclays                                                                                         13,270                   91,769

Compass Group                                                                                    11,130                   49,325

EMAP                                                                                              2,770                   31,789

Enterprise Inns                                                                                   4,100                   37,110

GlaxoSmithKline                                                                                   4,630                   88,378

HBOS                                                                                              3,800                   42,064

HSBC Holdings                                                                                    10,860                  120,980

Imperial Chemical Industries                                                                      9,770                   38,368

Matalan                                                                                           9,920                   36,629

Millennium & Copthorne Hotels                                                                     6,000                   18,998

Minerva                                                                                           9,090                   22,033

mm02                                                                                             60,870  (a)              45,714

Pearson                                                                                           3,360                   35,853

Prudential                                                                                        6,150                   43,974

Serco Group                                                                                      10,220                   23,905

Shell Transport & Trading                                                                        27,280                  175,318

Smiths Group                                                                                      1,560                   17,903

Standard Chartered                                                                                5,289                   61,567

Vodafone Group                                                                                   85,200                  136,970

                                                                                                                       1,265,751

TOTAL COMMON STOCKS

   (cost $3,571,725)                                                                                                   3,342,957

PREFERRED STOCKS--1.4%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel

   (cost $46,010)                                                                                   736                   46,842
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $3,617,735)                                                               101.7%               3,389,799

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.7)%                (58,557)

NET ASSETS                                                                                        100.0%               3,331,242

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  3,617,735    3,389,799

Cash                                                                    339,473

Cash denominated in foreign currencies                       1,828        1,839

Receivable for investment securities sold                                50,807

Dividends receivable                                                     10,425

Net unrealized appreciation on forward

  currency exchange contracts--Note 4                                       206

Prepaid expenses                                                         25,547

Due from The Dreyfus Corporation                                          8,899

                                                                      3,826,995
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for shares of Common Stock redeemed                             324,563

Payable for investment securities purchased                             130,040

Accrued expenses                                                         41,150

                                                                        495,753
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,331,242
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,174,490

Accumulated net realized gain (loss) on investments

  and foreign currency transactions                                  (1,615,604)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                     (227,644)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,331,242

NET ASSET VALUE PER SHARE


                                        Class A              Class B              Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        1,769,505              845,677              360,106              353,688                2,266

Shares Outstanding                      194,876               96,318               40,945               38,509              245.733
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           9.08                 8.78                 8.79                 9.18                 9.22

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,017 foreign taxes withheld at source)         63,016

Interest                                                                   461

TOTAL INCOME                                                            63,477

EXPENSES:

Investment advisory fee--Note 3(a)                                      30,170

Registration fees                                                       58,646

Custodian fees                                                          47,948

Auditing fees                                                           20,054

Prospectus and shareholders' reports                                    18,031

Shareholder servicing costs--Note 3(c)                                  11,671

Distribution fees--Note 3(b)                                            11,643

Directors' fees and expenses--Note 3(d)                                  1,095

Legal fees                                                                 924

Miscellaneous                                                            6,342

TOTAL EXPENSES                                                         206,524

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (120,486)

NET EXPENSES                                                            86,038

INVESTMENT (LOSS)--NET                                                 (22,561)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (590,147)

Net realized gain (loss) on forward currency exchange contracts           (601)

NET REALIZED GAIN (LOSS)                                              (590,748)

Net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     119,979

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (470,769)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (493,330)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                               ---------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (22,561)             (21,102)

Net realized gain (loss) on investments          (590,748)            (986,703)

Net unrealized appreciation (depreciation)
   on investments                                 119,979             (309,774)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (493,330)          (1,317,579)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --             (350,700)

Class B shares                                         --             (249,062)

Class C shares                                         --             (181,813)

Class R shares                                         --             (120,376)

Class T shares                                         --                 (198)

TOTAL DIVIDENDS                                        --             (902,149)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,442,179            1,033,316

Class B shares                                    138,889              462,084

Class C shares                                  2,691,103              265,047

Class R shares                                    159,360                   --

Class T shares                                      1,453                   --

Dividends reinvested:

Class A shares                                         --              344,076

Class B shares                                         --              244,757

Class C shares                                         --              143,060

Class R shares                                         --              120,376

Class T shares                                         --                  198

Cost of shares redeemed:

Class A shares                                 (2,925,247)          (1,341,762)

Class B shares                                   (327,575)            (371,253)

Class C shares                                 (2,738,549)            (528,813)

Class R shares                                   (150,566)            (200,000)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                     291,047              171,086

TOTAL INCREASE (DECREASE) IN NET ASSETS          (202,283)          (2,048,642)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             3,533,525            5,582,167

END OF PERIOD                                   3,331,242            3,533,525

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended October 31,
                                                --------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       342,924               78,396

Shares issued for dividends reinvested                 --               23,994

Shares redeemed                                  (279,574)            (105,050)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      63,350               (2,660)
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        12,930               32,305

Shares issued for dividends reinvested                 --               17,383

Shares redeemed                                   (32,926)             (29,496)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (19,996)              20,192
-------------------------------------------------------------------------------

CLASS C

Shares sold                                       302,748               16,940

Shares issued for dividends reinvested                 --               10,161

Shares redeemed                                  (304,154)             (42,809)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (1,406)             (15,708)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        17,946                   --

Shares issued for dividends reinvested                 --                8,342

Shares redeemed                                   (17,946)             (16,221)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          --               (7,879)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           155                   --

Shares issued for dividends reinvested                 --                   14

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         155                   14

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 457 CLASS B SHARES REPRESENTING $3,978 WERE AUTOMATICALLY CONVERTED TO 443 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, THERE WERE NO SHARES CONVERTED FROM CLASS B TO CLASS A.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                   Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                       2002             2001        2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                10.87            16.77       14.05            12.50

Investment Operations:

Investment (loss)--net(b)                                            (.04)            (.01)       (.08)            (.03)

Net realized and unrealized gain
   (loss) on investments                                            (1.75)           (3.29)       3.99             1.58

Total from Investment Operations                                    (1.79)           (3.30)       3.91             1.55

Distributions:

Dividends from net realized gain
   on investments                                                      --            (2.60)      (1.19)              --

Net asset value, end of period                                       9.08            10.87       16.77            14.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (16.47)          (23.45)      28.06            12.40(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.25             2.25        2.25             2.01(d)

Ratio of net investment (loss)
   to average net assets                                             (.35)            (.08)       (.46)            (.21)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                           3.60             2.05        1.60             3.29(d)

Portfolio Turnover Rate                                            107.47           121.07      137.97           104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                               1,770            1,429       2,251            1,205

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  Year Ended October 31,
                                                               -------------------------------------------------------------------
CLASS B SHARES                                                       2002             2001        2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                10.59            16.53       13.96            12.50

Investment Operations:

Investment (loss)--net(b)                                            (.11)            (.10)       (.21)            (.12)

Net realized and unrealized gain
   (loss) on investments                                            (1.70)           (3.24)       3.97             1.58

Total from Investment Operations                                    (1.81)           (3.34)       3.76             1.46

Distributions:

Dividends from net realized gain
   on investments                                                      --            (2.60)      (1.19)              --

Net asset value, end of period                                       8.78            10.59       16.53            13.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (17.17)          (24.06)      27.11            11.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              3.00             3.00        3.00             2.68(d)

Ratio of net investment (loss)
   to average net assets                                            (1.11)            (.80)      (1.16)            (.87)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                           3.57             2.07        1.48             3.29(d)

Portfolio Turnover Rate                                            107.47           121.07      137.97           104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                 846            1,232       1,589              560

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                   Year Ended October 31,
                                                                 -------------------------------------------------------------
CLASS C SHARES                                                       2002             2001        2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                10.60            16.53       13.96            12.50

Investment Operations:

Investment (loss)--net(b)                                            (.12)            (.12)       (.21)            (.12)

Net realized and unrealized gain
   (loss) on investments                                            (1.69)           (3.21)       3.97             1.58

Total from Investment Operations                                    (1.81)           (3.33)       3.76             1.46

Distributions:

Dividends from net realized gain
   on investments                                                      --            (2.60)      (1.19)              --

Net asset value, end of period                                       8.79            10.60       16.53            13.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (17.08)          (24.06)      27.11            11.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              3.00             3.00        3.00             2.68(d)

Ratio of net investment (loss)
   to average net assets                                            (1.11)            (.91)      (1.21)            (.87)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                           3.62             1.95        1.68             3.29(d)

Portfolio Turnover Rate                                            107.47           121.07      137.97           104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                 360              449         960              563

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                         The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    Year Ended October 31,
                                                                  -------------------------------------------------------------

CLASS R SHARES                                                       2002             2001        2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                10.96            16.86       14.09            12.50

Investment Operations:

Investment income (loss)--net(b)                                     (.01)              .02       (.03)             .00(c)

Net realized and unrealized gain
   (loss) on investments                                            (1.77)           (3.32)       3.99             1.59

Total from Investment Operations                                    (1.78)           (3.30)       3.96             1.59

Distributions:

Dividends from net realized gain
   on investments                                                      --            (2.60)      (1.19)              --

Net asset value, end of period                                       9.18            10.96       16.86            14.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (16.24)          (23.30)      28.45            12.64(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.00             2.00        1.98             1.79(d)

Ratio of net investment income
   (loss) to average net assets                                      (.11)             .17        (.19)             .03(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                           3.60             2.01        1.68             3.28(d)

Portfolio Turnover Rate                                            107.47           121.07      137.97           104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                 354              422         782              566

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Year Ended October 31,
                                                               ---------------------------------------------------------------------
  CLASS T SHARES                                                       2002             2001              2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                11.06            16.62             14.03            14.02

Investment Operations:

Investment (loss)--net(b)                                            (.07)            (.22)             (.21)            (.04)

Net realized and unrealized gain
   (loss) on investments                                            (1.77)           (2.74)             3.99              .05

Total from Investment Operations                                    (1.84)           (2.96)             3.78              .01

Distributions:

Dividends from net realized gain
   on investments                                                      --            (2.60)            (1.19)              --

Net asset value, end of period                                       9.22            11.06             16.62            14.03
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (16.64)          (21.25)            27.11              .07(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.50             2.50              2.50              .22(d)

Ratio of net investment (loss)
   to average net assets                                             (.67)           (1.10)             (.73)            (.22)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                           3.85             1.83              1.71              .42(d)

Portfolio Turnover Rate                                            107.47           121.07            137.97           104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                   2                1                 1                1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier European Equity Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:


           Class A . . . . . . . . . . . . . . .               68,658    Class R . . . . . . . . . . . . .              34,403

           Class B . . . . . . . . . . . . . . .               34,117    Class T . . . . . . . . . . . . .                  91

           Class C . . . . . . . . . . . . . . .               34,131

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $461 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,367,490 and unrealized depreciation $475,758.

The accumulated capital loss carryover is available to be applied against future
net   securities   profits,   if   any,  realized  subsequent  to  October  31,
2002. If not applied, $874,424 of the carryover expires in fiscal 2009 and $493,066 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $0 and $879,204 and long term capital gains $0 and $22,945.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $22,561, increased net realized gain (loss) on investments by $2,594 and decreased paid-in capital by $25,155. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2001 through October 31, 2003, that, if the aggregate expenses of the fund, exclusive of taxes, brokerage commissions, interest on borrowings, 12b-1 distribution fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $120,486 during the period ended October 31, 2002.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

       AVERAGE NET ASSETS

       0 to $100 million . . . . . . . . . . . . . . . . .        .35 of 1%

       In excess of $100 million to $1 billion . . . . . .        .30 of 1%

       In excess of $1 billion to $1.5 billion . . . . . .        .26 of 1%

       In excess of $1.5 billion . . . . . . . . . . . . .        .20 of 1%

During the period ended October 31, 2002, the Distributor retained $706 from commissions earned on sales of the fund's Class A shares and $3,871 and $157 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended October 31, 2002, Class B, Class C and Class T shares were charged $8,310, $3,330 and $3, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B, Class C and Class T shares were charged $3,467, $2,770, $1,110 and $3, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $2,381 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2002, amounted to $3,912,808 and $3,554,726, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2002:


                                                     Foreign   Unrealized
Forward Currency                                     Currency                                                          Appreciation
Exchange Contracts                                   Amounts               Cost ($)           Value ($)          (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Euro Dollars,
    expiring 11/4/2002                                 19,106                18,911              18,911                         --

Swiss Francs,
    expiring 11/1/2002                                 40,882                27,447              27,653                        206

SALES:                                                                  PROCEEDS ($)

Danish Krone,
    expiring 11/4/2002                                 70,843                 9,435               9,430                          5

Swiss Francs,
    expiring 11/4/2002                                 14,016                 9,476               9,481                         (5)

                                                                                                                               206

At October 31, 2002, the cost of investments for federal income tax purposes was $3,865,848; accordingly, accumulated net unrealized depreciation on investments was $476,049, consisting of $105,436 gross unrealized appreciation and $581,485 gross unrealized depreciation.

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier European Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier European Equity Fund (one of the series comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier European Equity Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                  [ERNST & YOUNG SIGNATURE LOGO]

New York, New York
December 12, 2002

                                                                        The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Gordon J. Davis (61)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner of LeBoeuf, Lamb, Greene & MacRae

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 30

                              --------------

David P. Feldman (63)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Lynn Martin (62)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* J.L. Kellogg Graduate School of Management, Northwestern University, Professor

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

* The Proctor & Gamble Co., a consumer company, Director

* TRW, Inc., an aerospace and automotive equipment company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15


Daniel Rose (73)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

* Harlem Educational Activities Fund, Inc. President

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Philip L. Toia (69)

Board Member (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired prior to January 4, 1997, Vice Chairman, Administration and Operations of The Dreyfus Corporation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Sander Vanocur (74)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Old Owl Communications

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Anne Wexler (72)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old, and has been an employee of Dreyfus since May 1995

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old, and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 53 years old, and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 44 years old, and has been an employee of Dreyfus since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                      For More Information

                        Dreyfus Premier
                        European Equity Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 2002 Dreyfus Service Corporation                                  223AR1002



================================================================================




Dreyfus Premier
Japan Fund



ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                     Japan Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Japan Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Miki Sugimoto

The  past  year  has  not been kind to international equity investors. A host of concerns, both economic and political, contributed to the MSCI EAFE Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive
relative    to    historical    averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Premier Japan Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced total returns of -22.53% for Class A shares, -23.18% for Class B shares, -23.18% for Class C shares, -22.41% for Class R shares and -22.75% for Class T shares.(1) This compares with a total return of -16.57% produced by the fund's benchmark, the Morgan Stanley Capital International Japan Index ("MSCI Japan Index"), for the same period.(2

We attribute the market's negative returns to continuing difficulties facing the Japanese economy and its global trading partners, which led to falling stock prices for most Japanese companies. The fund produced weaker performance than that of its benchmark, primarily due to relatively poor returns from its investments in the financials, retail and real estate industry groups.

What is the fund's investment approach?

The fund normally invests at least 80% of it assets in stocks of Japanese companies with a wide range of market capitalizations, including small-, mid- and large-cap companies. We generally invest 60% or more of the fund's assets in Japanese companies with market caps of at least $1.5 billion at the time of investment.

Our investment selection process focuses on themes that we believe are likely to drive global economic growth, such as the impact of new technologies and the globalization of industries and brands. These themes help us identify industries and market sectors that we believe offer above-average opportunities for long-term growth.

Within selected markets and industries, we seek attractively priced companies that appear to have substantial competitive advantages over their peers. We use fundamental analysis in making individual purchasing decisions, and we generally hold a security until the company's
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

prospects decline, its stock becomes fully valued by the market or the theme underlying our investment changes. Since many of the fund's securities are denominated in yen, we may occasionally engage in currency hedging to protect against depreciation versus the U.S. dollar.

What other factors influenced the fund's performance?

Throughout the reporting period, Japan's stock market remained under pressure from the country's ongoing recession. Positive developments, such as corporate stock buyback programs and U.S. investments in Japanese companies, were counterbalanced by deepening financial difficulties among Japanese banks and the impact of an uncertain global economic climate on Japanese exporters.

These challenging conditions produced an exceptionally volatile stock market environment. Stocks within various industry groups rose and fell from month to month and these market shifts undermined the fund's performance during the first few months of the reporting period, when the areas that the fund emphasized -- non-bank financial companies, retailers and real estate firms -- performed weakly. Although some of the fund's other holdings, such as automaker NISSAN MOTOR and electronics giant SONY, performed fairly well during these months, their gains failed to make up for losses in the fund's primary areas of concentration.

The investment climate abruptly shifted in the spring of 2002. Several areas that had suffered earlier in the reporting period suddenly gained ground, led by non-bank financials and retail stocks. The fund benefited strongly from this change because of its investments in non-bank financials, such as Promise; domestic Japanese retailers, such as ITO-YOKADO; and general merchandising stocks, such as AEON.

During the last four months of the reporting period, most Japanese stocks suffered steady declines in line with global markets. The fund fared relatively well in this difficult environment, largely due to its investments in conservatively managed, higher-yielding real estate investment trusts (REITs), such as Japan Retail Fund Investment and Office Building Fund of Japan. In other areas, holdings in successful niche-market companies, such as TERUMO and OLYMPUS OPTICAL, also boosted returns. On the other hand, investments in telecommunications providers, such as NTT DoCoMo, detracted from performance

What is the fund's current strategy?

As of October 31, 2002, the Japanese economy remains troubled and has become increasingly dependent on the export market. In light of these conditions, we have continued to position the fund defensively. We have found the market has been rather stock-specific year-to-date and we view that this trend will continue against an uncertain economic background. The most attractive investment opportunities are among domestically oriented companies that are restructuring their operations to be more competitive, or that are taking advantage of competitors' weakness to consolidate their positions and seize market share. More specifically, the fund holds larger positions than its benchmark in the areas of telecommunications, real estate (via property REITs), services and pharmaceuticals. On the other hand, we have found relatively few attractive opportunities in the areas of autos, banks and technology.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL
     INTERNATIONAL (MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                                        The Fund

FUND PERFORMANCE


          Dreyfus     Dreyfus     Dreyfus    Dreyfus    Dreyfus      Morgan
          Premier     Premier     Premier    Premier    Premier      Stanley
            Japan      Japan       Japan      Japan      Japan      Capital
            Fund       Fund        Fund       Fund       Fund     International
 PERIOD   (Class A    (Class B    (Class C   (Class R   (Class T      Japan
           shares)    shares)     shares)    shares)    shares)      Index *

12/15/99   9,427      10,000      10,000     10,000      9,549       10,000
10/31/00   9,321       9,816       9,816      9,904      9,419       8,476
10/31/01   6,870       7,191       7,191      7,328      6,928       5,715
10/31/02   5,322       5,362       5,524      5,686      5,352       4,767






* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Premier Japan Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Morgan Stanley Capital International Japan Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER JAPAN FUND ON 12/15/99 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES INTENDED TO REPLICATE THE INDUSTRY COMPOSITION OF THE LOCAL MARKET. THE MSCI SELECTED STOCKS INCLUDE A REPRESENTATIVE SAMPLING OF LARGE, MEDIUM AND SMALL CAPITALIZATION-WEIGHTED STOCKS, TAKING EACH STOCK'S LIQUIDITY INTO ACCOUNT. THE INDEX INCLUDES NET DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 10/31/02


                                                                                Inception                                  From
                                                                                  Date                1 Year             Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                               12/15/99              (26.96)%           (19.67)%
WITHOUT SALES CHARGE                                                            12/15/99              (22.53)%           (18.01)%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                                          12/15/99              (26.26)%           (19.46)%
WITHOUT REDEMPTION                                                              12/15/99              (23.18)%           (18.62)%

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+))                                       12/15/99              (23.95)%           (18.62)%
WITHOUT REDEMPTION                                                              12/15/99              (23.18)%           (18.62)%

CLASS R SHARES                                                                  12/15/99              (22.41)%           (17.80)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                             12/15/99              (26.24)%           (19.51)%
WITHOUT SALES CHARGE                                                            12/15/99              (22.75)%           (18.21)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2002

STATEMENT OF INVESTMENTS

COMMON STOCKS--76.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS--5.1%

JFE Holdings                                                                                      1,900                   23,184

KANEKA                                                                                            2,000                   10,685

Kao                                                                                               1,000                   22,838

Shin-Etsu Chemical                                                                                  900                   27,749

Shiseido                                                                                          2,000                   22,219

                                                                                                                         106,675

COMMUNICATIONS--5.9%

JAPAN TELECOM HOLDINGS                                                                                8                   21,011

NIPPON TELEGRAPH AND TELEPHONE                                                                       14                   51,272

NTT DoCoMo                                                                                           27                   49,772

                                                                                                                         122,055

CONSTRUCTION/PROPERTY--9.9%

JGC                                                                                               5,000                   27,855

Japan Real Estate Investment                                                                          8                   35,237

Japan Retail Fund Investment                                                                         11                   43,515

KINDEN                                                                                            5,000                   18,556

Mitsubishi Estate                                                                                 2,000                   14,943

Office Building Fund of Japan                                                                         9                   43,532

Sekisui                                                                                           3,000                   22,047

                                                                                                                         205,685

CONSUMER STAPLES--12.9%

BANDAI                                                                                            1,100                   39,837

C TWO-NETWORK                                                                                       900                   21,436

HONDA MOTOR                                                                                         800                   28,646

NICHIREI                                                                                          8,000                   25,644

NIPPON MEAT PACKERS                                                                               4,000                   33,605

NISSAN MOTOR                                                                                      5,000                   38,377

UNY                                                                                               3,000                   29,413

WORLD                                                                                             1,100                   23,552

YAMAHA                                                                                            3,000                   25,840

                                                                                                                         266,350


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL--4.1%

ACOM                                                                                                700                   21,640

Bank of Yokohama                                                                                 10,000                   41,843

Millea Holdings                                                                                       3                   22,390

                                                                                                                          85,873

PHARMACEUTICAL--11.1%

Eisai                                                                                             1,700                   36,676

FUJISAWA PHARMACEUTICAL                                                                           2,000                   38,825

HISAMITSU PHARMACEUTICAL                                                                          4,000                   51,060

HOGY MEDICAL                                                                                        800                   33,736

ROHTO PHARMACEUTICAL                                                                              4,000                   30,212

TERUMO                                                                                            2,900                   39,834

                                                                                                                         230,343

SERVICES--10.1%

Aoi Advertising Promotion                                                                           300                    1,471

CSK                                                                                                 300                    7,255

DAIICHIKOSHO                                                                                        900                   21,289

DOSHISHA                                                                                          1,700                   23,573

Goodwill Group                                                                                        8                   26,558

KOEI                                                                                                900                   22,463

Mitsubishi                                                                                        5,000                   31,199

NICHII GAKKAN                                                                                       530                   26,370

OBIC                                                                                                100                   15,489

RESORTTRUST                                                                                       1,300                   21,737

ServiceWare                                                                                         800                   11,746

                                                                                                                         209,150

TECHNOLOGY--10.4%

ALPS ELECTRIC                                                                                     2,000                   23,671

CANON                                                                                             1,000                   36,868

Hitachi                                                                                           6,000                   23,442

KONICA                                                                                            6,000                   40,718

KYOCERA                                                                                             400                   23,556

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Matsushita Electric Industrial                                                                    2,000                   20,946

OLYMPUS OPTICAL                                                                                   3,000                   45,489

                                                                                                                         214,690

TRANSPORTATION--5.3%

East Japan Railway                                                                                   10                   45,514

Nippon Yusen Kabushiki Kaisha                                                                     7,000                   20,726

YAMATO TRANSPORT                                                                                  3,000                   42,700

                                                                                                                         108,940

UTILITIES--1.7%

Chubu Electric Power                                                                              1,100                   18,349

Kyushu Electric Power                                                                             1,200                   16,326

                                                                                                                          34,675
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,829,080)                                                                76.5%               1,584,436

CASH AND RECEIVABLES (NET)                                                                         23.5%                 488,028

NET ASSETS                                                                                        100.0%               2,072,464

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,829,080    1,584,436

Cash                                                                    434,717

Cash denominated in foreign currencies                     10,364        10,388

Receivable for shares of Common Stock subscribed                         30,000

Dividends receivable                                                      5,874

Prepaid expenses                                                         28,144

Due from The Dreyfus Corporation                                          7,135

                                                                      2,100,694
--------------------------------------------------------------------------------

LIABILITIES ($):

ACCRUED EXPENSES                                                         28,230
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,072,464
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       3,049,329

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                        (732,269)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (244,596)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,072,464

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          977,425              252,464              338,051              279,757              224,767

Shares Outstanding                      141,468               37,339               50,000               40,173               32,746
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           6.91                 6.76                 6.76                 6.96                 6.86

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,219 foreign taxes withheld at source)         12,625

Interest                                                                   976

TOTAL INCOME                                                            13,601

EXPENSES:

Investment advisory fee--Note 3(a)                                      15,880

Registration fees                                                       54,165

Prospectus and shareholders' reports                                    13,258

Custodian fees                                                          12,051

Auditing fees                                                            8,054

Distribution fees--Note 3(b)                                             5,183

Shareholder servicing costs--Note 3(c)                                   4,648

Directors' fees and expenses--Note 3(d)                                    887

Miscellaneous                                                            6,781

TOTAL EXPENSES                                                         120,907

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (80,738)

NET EXPENSES                                                            40,169

INVESTMENT (LOSS)--NET                                                 (26,568)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (376,498)

Net realized gain (loss) on forward currency exchange contracts         57,013

NET REALIZED GAIN (LOSS)                                              (319,485)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    (35,014)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (354,499)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (381,067)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (26,568)             (33,014)

Net realized gain (loss) on investments          (319,485)            (379,917)

Net unrealized appreciation (depreciation)
   on investments                                 (35,014)            (157,053)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (381,067)            (569,984)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --              (10,179)

Class B shares                                         --               (8,301)

Class C shares                                         --               (8,154)

Class R shares                                         --               (8,856)

Class T shares                                         --               (8,064)

TOTAL DIVIDENDS                                        --              (43,554)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,267,698               45,416

Class B shares                                     57,782               32,000

Class C shares                                  1,422,768                   73

Class R shares                                    363,625                   --

Class T shares                                        445                   --

Dividends reinvested:

Class A shares                                         --                9,486

Class B shares                                         --                8,253

Class C shares                                         --                8,081

Class R shares                                         --                8,856

Class T shares                                         --                8,064

Cost of shares redeemed:

Class A shares                                 (1,578,817)             (41,785)

Class B shares                                    (28,573)             (30,493)

Class C shares                                 (1,286,710)                (835)

Class R shares                                   (336,434)                  --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                881,784               47,116

TOTAL INCREASE (DECREASE) IN NET ASSETS           500,717             (566,422)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             1,571,747            2,138,169

END OF PERIOD                                   2,072,464            1,571,747

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                                --------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       308,227                4,404

Shares issued for dividends reinvested                 --                  800

Shares redeemed                                  (208,659)              (4,353)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      99,568                  851
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         7,472                2,935

Shares issued for dividends reinvested                 --                  701

Shares redeemed                                    (3,973)              (2,737)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,499                  899
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       187,458                    6

Shares issued for dividends reinvested                 --                  687

Shares redeemed                                  (170,420)                 (88)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      17,038                  605
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        48,497                   --

Shares issued for dividends reinvested                 --                  745

Shares redeemed                                   (44,212)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,285                  745
-------------------------------------------------------------------------------

CLASS T

Shares sold                                            64                   --

Shares issued for dividends reinvested                 --                  682

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          64                  682

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                            Year Ended October 31,
                                                                                   ------------------------------------------------
 CLASS A SHARES                                                                         2002            2001             2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   8.91           12.35            12.50

Investment Operations:

Investment (loss)--net(b)                                                              (.09)           (.16)            (.17)

Net realized and unrealized gain
   (loss) on investments                                                              (1.91)          (3.03)             .02

Total from Investment Operations                                                      (2.00)          (3.19)            (.15)

Distributions:

Dividends from net realized gain on investments                                          --            (.25)             --

Net asset value, end of period                                                         6.91            8.91            12.35
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (22.53)         (26.30)           (1.12)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.25            2.25             2.00(d)

Ratio of net investment (loss)
   to average net assets                                                              (1.27)          (1.53)           (1.24)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      5.24            3.07             5.48(d)

Portfolio Turnover Rate                                                              218.85          207.26           327.77(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   977             373              507

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended October 31,
                                                                                 --------------------------------------------------

CLASS B SHARES                                                                         2002            2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   8.79           12.27            12.50

Investment Operations:

Investment (loss)--net(b)                                                              (.17)           (.23)            (.26)

Net realized and unrealized
   gain (loss) on investments                                                         (1.86)          (3.00)             .03

Total from Investment Operations                                                      (2.03)          (3.23)            (.23)

Distributions:

Dividends from net realized gain on investments                                          --            (.25)              --

Net asset value, end of period                                                         6.76            8.79            12.27
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (23.18)         (26.74)           (1.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                3.00            3.00             2.64(d)

Ratio of net investment (loss)
   to average net assets                                                              (2.18)          (2.27)           (1.88)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      5.02            3.07             5.59(d)

Portfolio Turnover Rate                                                              218.85          207.26           327.77(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   252             297              404

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended October 31,
                                                                                  --------------------------------------------------
CLASS C SHARES                                                                         2002            2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   8.79           12.27            12.50

Investment Operations:

Investment (loss)--net(b)                                                              (.17)           (.23)            (.26)

Net realized and unrealized
   gain (loss) on investments                                                         (1.86)          (3.00)             .03

Total from Investment Operations                                                      (2.03)          (3.23)            (.23)

Distributions:

Dividends from net realized gain on investments                                          --            (.25)              --

Net asset value, end of period                                                         6.76            8.79            12.27
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (23.18)         (26.74)           (1.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                3.00            3.00             2.64(d)

Ratio of net investment (loss)
   to average net assets                                                              (2.21)          (2.27)           (1.88)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      4.96            3.07             5.58(d)

Portfolio Turnover Rate                                                              218.85          207.26           327.77(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   338             290              397

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                                   ------------------------------------------------
CLASS R SHARES                                                                         2002            2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   8.96           12.38            12.50

Investment Operations:

Investment (loss)--net(b)                                                              (.10)           (.13)            (.14)

Net realized and unrealized
   gain (loss) on investments                                                         (1.90)          (3.04)             .02

Total from Investment Operations                                                      (2.00)          (3.17)            (.12)

Distributions:

Dividends from net realized gain on investments                                          --            (.25)              --

Net asset value, end of period                                                         6.96            8.96            12.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (22.41)         (26.01)            (.96)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.00            2.00             1.75(c)

Ratio of net investment (loss)
   to average net assets                                                              (1.18)          (1.27)            (.99)(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      5.08            3.07             5.56(c)

Portfolio Turnover Rate                                                              218.85          207.26           327.77(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   280             321              435

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                              Year Ended October 31,
                                                                                  --------------------------------------------------
CLASS T SHARES                                                                         2002            2001             2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   8.87           12.33            12.50

Investment Operations:

Investment (loss)--net(b)                                                              (.13)           (.18)            (.19)

Net realized and unrealized
   gain (loss) on investments                                                         (1.88)          (3.03)             .02

Total from Investment Operations                                                      (2.01)          (3.21)            (.17)

Distributions:

Dividends from net realized gain on investments                                          --            (.25)              --

Net asset value, end of period                                                         6.86            8.87            12.33
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (22.75)         (26.45)           (1.36)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.50            2.50             2.18(d)

Ratio of net investment (loss)

   to average net assets                                                              (1.68)          (1.77)           (1.42)(d)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                      5.05            3.07             5.57(d)

Portfolio Turnover Rate                                                              218.85          207.26           327.77(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   225             290              395

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Japan Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:


       Class A......          32,680                Class R.....        32,678

       Class B......          32,685                Class T.......      32,682

       Class C......          32,685


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $926 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $702,211 and unrealized depreciation $280,358.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $379,395 of the carryover expires in fiscal 2009 and $322,816 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $0 and $43,554.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $26,568, decreased net realized gain (loss) on investments by $57,303 and increased paid-in capital by $30,735. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2001 through October 31, 2003, that, if the aggregate expenses of the fund, exclusive of taxes, brokerage commissions, interest on borrowings, 12b-1 distribution fees, shareholder service plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets the fund may deduct from the payment to be made
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $80,738 during the period ended October 31, 2002.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

During the period ended October 31, 2002, the Distributor retained $180 from commissions earned on sales of the fund's Class A shares and $29 and $341 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended October 31, 2002, Class B, Class C and Class T shares were charged $2,080, $2,456 and $647, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B, Class C and Class T shares were charged $1,067, $693, $819, and $647 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $1,036 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2002, amounted to $3,686,682 and $3,279,730, respectively.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2002, there were no forward currency exchange contracts outstanding.

At October 31, 2002, the cost of investments for federal income tax purposes was $1,864,842; accordingly, accumulated net unrealized depreciation on investments was $280,406, consisting of $30,315 gross unrealized appreciation and $310,721 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Japan Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Japan Fund (one of the series comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Japan Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                  [ERNST & YOUNG SIGNATURE LOGO]

New York, New York
December 12, 2002

                                                                        The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Gordon J. Davis (61)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner of LeBoeuf, Lamb, Greene & MacRae

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 30

                              --------------

David P. Feldman (63)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Lynn Martin (62)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* J.L. Kellogg Graduate School of Management, Northwestern University, Professor

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

* The Proctor & Gamble Co., a consumer company, Director

* TRW, Inc., an aerospace and automotive equipment company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15


Daniel Rose (73)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

* Harlem Educational Activities Fund, Inc., President

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Philip L. Toia (69)

Board Member (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired prior to January 4, 1997, Vice Chairman, Administration and Operations of The Dreyfus Corporation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Sander Vanocur (74)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Old Owl Communications

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Anne Wexler (72)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old, and has been an employee of Dreyfus since May 1995

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old, and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 53 years old, and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director-Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 44 years old, and has been an employee of Dreyfus since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                  For More Information

                        Dreyfus Premier
                        Japan Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  296AR1002